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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           _________________________


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  August 20, 1998



                       GREEN TREE FINANCIAL CORPORATION
                     as originator of Home Improvement and
                         Home Equity Loan Trust 1998-D
                         -----------------------------
            (Exact name of registrant as specified in its charter)


                                   333-32669
         Delaware                  333-49951                   41-1859796
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission               (IRS employer
     of incorporation)            file number)            identification No.)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
 -----------------------------------------------------------------------------
                   (Address of principal executive offices)


      Registrant's telephone number, including area code:  (612) 293-3400
                                                         -----------------



                                Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 1.        Changes in Control of Registrant.
               --------------------------------

               Not applicable.

Item 2.        Acquisition or Disposition of Assets.
               ------------------------------------

               Not applicable.

Item 3.        Bankruptcy or Receivership.
               -------------------------

               Not applicable.

Item 4.        Changes in Registrant's Certifying Accountant.
               ----------------------------------------------

               Not applicable.

Item 5.        Other Events.
               ------------

               On August 20, 1998, the Registrant sold approximately $1,346,450,000 of Certificates for Home Improvement and Home Equity Loans, Series 1998-D (the "Certificates"), evidencing beneficial ownership interests in Home Improvement and Home Equity Loan Trust 1998-D (the "Trust"). The Trust property consists primarily of a pool consisting of two sub-pools, one of which is comprised of home improvement contracts and promissory notes (the "Home Improvement Conracts") and the other of which is comprised of closed-end home equity loans (the "Home Equity Contracts"), including the right to receive payments due on the Contracts on and after the applicable Cut-off Date as described in the Pooling and Servicing Agreement dated as of August 1, 1998.

Item 6.        Resignations of Registrant's Directors.
               --------------------------------------

               Not applicable.

Item 7.        Financial Statements and Exhibits.
               ---------------------------------

               (a) Financial statements of businesses acquired.

                   Not applicable.

               (b) Pro forma financial information.

                   Not applicable.

                                       2
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               (c) Exhibits.

                   The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.



                   Exhibit No.        Description
                   -----------        -----------

                       99 On August 20, 1998, the Registrant sold $1,346,450,000 of home improvement contracts and closed-end home equity loans (together, the "Subsequent Contracts") to Home Improvement and Home Equity Loan Trust 1998-D (the "Trust"), pursuant to the pre-funding provisions of the Pooling and Servicing Agreement dated as of August 1, 1998 filed herewith as Exhibit 99 are tables providing information with respect to the Subsequent Contracts and the Contracts in the aggregate, similar to the information provided with respect to the Initial Contracts in the Prospectus dated August 14, 1998. Capitalized terms used herein and not defined have the meaning assigned in the Pooling and Servicing Agreement.

                                       3
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                GREEN TREE FINANCIAL CORPORATION
                                   as originator of Home Improvement
                                   and Home Equity Loan Trust 1998-D


                                By: /s/ Joel H. Gottesman
                                   ------------------------------
                                   Joel H. Gottesman
                                   Senior Vice President, General Counsel
                                   and Secretary

                                       4
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                               INDEX TO EXHIBITS



Exhibit Number                                                    Page
--------------                                                    ----

99   On August 20, 1998, the Registrant sold               Filed Electronically
     $1,346,450,000 home improvement contracts and closed-end home equity loans (together, the "Subsequent Contracts") to Home Improvement and
     Home Equity Loan Trust 1998-D (the "Trust"), pursuant to the pre-funding provisions of the Pooling and Servicing Agreement dated as of August 1, 1998 filed herewith as Exhibit 99 are tables providing information with respect to the Subsequent Contracts and the Contracts in the aggregate, similar to the information provided with respect to the Initial Contracts in the Prospectus dated August 14, 1998. Capitalized terms used herein and not defined have the meaning assigned in the Pooling and Servicing Agreement.

                                       5